UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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MEASUREMENT SPECIALTIES, INC.
(Name of Registrant as Specified In Its Charter)

TE CONNECTIVITY LTD.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This filing consists of the attached powerpoint presentation which is from a meeting held at the headquarters of Measurement Specialties, Inc. in Hampton, Virginia on June 24, 2014.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is for informational purposes only and does not constitute an offer to purchase or a solicitation of any proxy, vote or approval. In connection with the proposed merger, Measurement Specialties, Inc. (“MEAS”) intends to file a proxy statement and related documents with the U.S. Securities and Exchange Commission (“SEC”). The definitive proxy statement will be mailed to MEAS shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement and other relevant documents (in each case when available) filed by MEAS and TE Connectivity Ltd. with the SEC at the website maintained by the SEC at www.sec.gov. Copies of the documents filed by MEAS with the SEC will be available free of charge at the website maintained by MEAS at www.meas-spec.com. Copies of the documents filed by TE Connectivity Ltd. with the SEC will be available free of charge at the website maintained by TE Connectivity Ltd. at www.te.com. MEAS and its directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies from MEAS’ shareholders with respect to the proposed merger. Information about MEAS’ directors and executive officers and their ownership of MEAS’ common stock is set forth in the proxy statement for MEAS’ 2013 Annual Meeting of Stockholders, which was filed with the SEC on July 29, 2013. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed merger will be contained in the proxy statement to be filed by MEAS with the SEC.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This communication contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this communication include statements addressing our future financial condition and operating results; our ability to fund and consummate the transaction, including the entry into financing arrangements and the receipt of regulatory approvals; and our ability to realize projected financial impacts of and to integrate the acquisition. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive industry and the telecommunications networks and consumer devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that the transaction may not be consummated; the risk that a regulatory approval that may be required for the transaction is not obtained or is obtained subject to conditions that are not anticipated; the risk that Measurement Specialties’ operations will not be successfully integrated into ours; and the risk that revenue opportunities, cost savings and other anticipated synergies from the transaction may not be fully realized or may take longer to realize than expected. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 27, 2013 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other reports filed by us with the SEC.

Acquisition by TE Connectivity June 2014

Forward Looking Statement 2 Except for the historical information presented herein, matters discussed herein may constitute forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Statements that are not historical facts, including statements preceded by, followed by, or that include the words “future”; “anticipate”; “potential”; “believe”; or similar statements are forward-looking statements. Risks and uncertainties include uncertainties as to the timing of the proposed transaction; the possibility that various closing conditions for the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction; the effects of disruption from the proposed transaction making it more difficult to maintain relationships with employees, customers, business partners or governmental entities; as well as risks detailed from time to time in the Company’s public disclosure filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the fiscal year ended March 31, 2014, subsequent quarterly filings on Form 10-Q, and the proxy statement to be filed in connection with the proposed transaction. The information contained herein is as of June 18, 2014. The Company disclaims any intent or obligation to update any forward-looking statements as a result of developments occurring after the period covered by this report or otherwise, except as expressly required by law. Copies of the Company’s public disclosure filings are available from its investor relations department.

Transaction Summary

measurement SPECIALTIES™ sensing your world™

Who is TE?

- TE Connectivity (NYSE: TEL) is a $13 billion world leader in connectivity. The company designs and manufactures products at the heart of electronic connections for the world's leading industries including automotive, energy and industrial, broadband communications, consumer devices, healthcare, and aerospace and defense.
- Long-standing commitment to innovation and engineering excellence, helping customers solve the need for more energy efficiency, always-on communications and ever-increasing productivity.
- Market Capitalization of ~$26 billion as of June 17, 2014

Summary of Offer

- Offer of $86 per share
- Implies total equity value of $1.5 billion and total enterprise value of $1.7 billion
- Implies an EV/LTM EBITDA multiple of ~20x proforma FY14 (including Wema), and ~16.5x FY15 forecast

Timeline / Milestones

- Transaction is expected to close before calendar year end
- Timing will depend on the receipt of the necessary regulatory approvals and MEAS shareholder proxy vote

3

Leadership position in attractive sensor market Combination establishes TE as one of the largest sensor companies in the world Sensors is a fragmented, large and high-growth market Acquisition increases TE’s addressable market by nearly $40 billion Compelling Strategic Rationale Accelerates sales and profit growth TE’s scale coupled with Measurement Specialties’ broad sensor product range is expected to create double-digit growth in TE’s sensor business TE’s deep OEM relationships, unparalleled go-to-market resources, and leadership in harsh environment applications are factors driving growth Expect significant cost and tax synergies and value for shareholders Increases TE dollar content per application Combination creates the leading provider of highly engineered connectivity and sensor solutions Enables TE to provide a broader range of solutions for customers SENSOR MARKET GROWING AT 3X GDP MULTIPLE LEVERS TO DRIVE VALUE UNMATCHED RANGE OF SOLUTIONS FOR CUSTOMERS 4

page 5 WHY IS TE AN EXCITING PLACE TO BE? TE is a world leader enabling sensing and connectivity. In a world where everything is connected, WE ARE IN THE RIGHT PLACE

BRINGING OUR CUSTOMERS THE BEST SOLUTIONS FOR OVER 100 YEARS

measurement SPECIALTIES

1881
Crompton Instrument founded

1941
AMP
Revolutionary solderless method to attach electrical terminals to wire

1957
Raychem
Heat-shrinkable tubing & innovative circuit protection

2007
Tyco Electronics

2010
ADC
TE acquires ADC, adding fiber capabilities, wired, wireless, and Distributed Antenna Systems solutions

2011
TE connectivity

2012
DEUTSCH
TE acquires DEUTSCH, establishing TE as a leader in harsh environment connectivity

2014
measurement SPECIALTIES
TE announces agreement to acquire Measurement Specialties, adding a broad range of Sensor capabilities.

page 6

TE connectivity

If Data, Power, or Signal Moves Through It, TE Connects AND Senses It Industrial Transportation Consumer Devices Industrial Equipment Oil & Gas Aerospace & Defense Automotive Appliances Medical Broadband Networks Energy Networks 7

LEADER IN MOST OF OUR MARKETS



$5.5B
TRANSPORTATION SOLUTIONS

- Automotive
- Industrial Transportation
- Sensors



$3.0B
INDUSTRIAL SOLUTIONS

- Aerospace & Defense
- Oil & Gas
- Industrial Equipment
- Energy



$3.1B
NETWORK SOLUTIONS

- Telecom
- Enterprise
- DataComm
- Subcom
- Managed Connectivity



$1.7B
CONSUMER SOLUTIONS

- Appliances
- Consumer Devices
- Circuit Protection

Solving more problems; creating more value

Figures represent FY13 sales

page 8

$4.4B AMERICAS CHINA ASIA EMEA (excluding China) $2.2B $2.3B $4.4B 10 design centers 38 mfg. sites 2,375 engineers 3 design centers 16 mfg. sites 1,880 engineers 3 design centers 12 mfg. sites 950 engineers 5 design centers 33 mfg. sites 1,700 engineers $ reflect FY13 sales 33% 33% 17% 17% With nearly 90,000 employees in over 50 countries, TE Connectivity makes connections the world relies on to work flawlessly every day. TE Connectivity: Global Scale page 9 engineers ~7,000 Patents granted or pending 18,000+ $675 million RD&E investment in FY13 (5% of revenue) three consecutive years(1) Top 100 Global Innovator Leading the industry in innovation (1) Source: Thomson Reuters TE Connectivity: Investing in Innovation page 10

Automotive Industrial Transportation Industrial AD&M Medical Appliance/Consumer SENSOR TYPES Temperature Pressure Position Position TE Connectivity Broadest range of connectivity solutions /// Highly-engineered products /// Global scale /// Leadership in harsh environments /// TEOA TE is the World Leader in Connectivity ~$200M TE SENSOR BUSINESS ~$10B CONNECTOR1 SALES IN FY13 Excludes non-connector revenue from total fiscal 2013 revenues of $13B 11

TE and Measurement Specialties will be a World Leader in Sensors



TE Connectivity
Broadest range of connectivity solutions /// Highly-engineered products /// Global scale /// Leadership in harsh environments /// TEOA
+ Measurement Specialties
$10B
CONNECTOR SALES IN FY13
SENSOR TYPES
Pressure
Position
Vibration
Temperature
Temperature
Force
Force
Humidity
Humidity
$80B
MARKET
$40B
ADDRESSABLE SENSOR MARKET
~$800M
TE SENSOR BUSINESS
Automotive
Industrial Transportation
Industrial
AD&M
Medical
Appliance/ Consumer

(1) Excludes non-connector revenue from total fiscal 2013 revenues of $13B

12

FAQs What does this mean for MEAS and our vision (to become the supplier of choice to our target OEMs for their physical sensing requirements)? The vision is unchanged. TE is acquiring MEAS as a platform acquisition, and has aspirations to significantly invest/grow the sensor business. Will we continue to pursue acquisitions? TE is passionate about growing the business, and will look for bolt-on acquisitions to enhance organic growth. What synergies/support can we expect from TE? As a much larger company, TE has strong relationships with the key OEMs we are targeting. TEs relationships should help provide access where needed. We expect TEs strength/cost in cable & connectors will be a strategic advantage, particularly in applications like disposable medical. Finally, TE brings deep automation/industrialization skills which will benefit MEAS. What happens to unvested options/RSUs? Most unvested options/RSUs will accelerate at close as per grant letters. There is 1 remaining tranche under 2011 grants and 2 tranches under 2012 grants that will not accelerate, and will continue to vest per their initial award schedule, fixed at deal price. Will TE offer similar stock compensation going forward? Variable compensation? TE has both a annual bonus and stock grant programs; the details in terms of who would be included in both plans needs to be worked out, but its reasonable to expect there will be a stock comp and bonus plan for key performers, similar to MEAS. 13

FAQs (continued) Should we expect any facility consolidations as a result of the deal? We already have a consolidation plan that TE supports, we do not see further consolidation as a result of the acquisition. Should we expect any significant headcount redundancy as a result of the deal? TE is acquiring MEAS for our product breadth and organization, so the MEAS team will form the basis of the sensor platform going forward. There is limited overlap with their existing sensor business, so we do not anticipate significant redundancy. What happens to benefit plans (medical/dental, 401k, etc)? There is no immediate change to any benefits plans. We will eventually migrate to TEs plans, but we would expect benefits to be substantially similar. If/when the MEAS 401k plan is terminated, we will have the ability to roll over to TEs 401k plan. All PTO accruals will remain in place. Should employees expect any changes between signing and closing of the transaction? No. It will be business as usual. When is the transaction expected to close? We anticipate to complete the regulatory process within 3-6 months and close immediately thereafter, subject to MEAS shareholder vote. Our expectation is to close by end of calendar year 2014. What happens to the MEAS executive team? No immediate changes. We will continue to report as MEAS until we are integrated with TEs sensor business under the Transportation Segment; no immediate changes to MEAS reporting. Frank has committed to support the integration effort for ~1 year. 14

SEC Disclosure 15 Additional Information and Where To Find It In connection with the proposed transaction, the Company intends to file a proxy statement and other materials with the SEC. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from the Company by contacting Investor Relations by mail at Attn: Investor Relations, Mark Thomson, CFO, 1000 Lucas Way, Hampton, VA 23666. Interests of Participants The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2013 Annual Meeting of Shareholders, which was filed with the SEC on July 29, 2013. These documents are available free of charge at the SEC’s website at www.sec.gov, and by mail at Attn: Investor Relations, Mark Thomson, CFO, 1000 Lucas Way, Hampton, VA 23666, or by going to the Investor Relations page on the Company’s corporate website at www.meas-spec.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that the Company intends to file with the SEC.